Fees Summary	Feb. 06, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	8,437.62
Total Transaction Valuation	61,097,913.10
Total Offset Amount	(0)
Net Fee	$ 8,437.62